UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2004


                          BONUSAMERICA WORLDWIDE CORP.
             (Exact name of registrant as specified in its charter)


Nevada                                333-86982              75-3026459
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation post-merger)         File Number)           Identification No.)


            834 S. Broadway, 5th Floor, Los Angeles, California 90014
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code:778-881-0939

                              Longbow Mining Corp.
             186 Stevens Drive, West Vancouver, B.C. Canada V7S 1C4
                                 (778) 881-0939
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document: 5



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                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.....................................2

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.................................2

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP...........................................2

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT........................2

ITEM 5.   OTHER EVENTS.........................................................2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS....................................................2

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...................................2

ITEM 8.   CHANGE IN FISCAL YEAR................................................2

ITEM 9.   REGULATION FD DISCLOSURE.............................................3

ITEM 10.  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
          PROVISION OF THE CODE OF ETHICS......................................3

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
          EMPLOYEE BENEFIT PLANS...............................................3

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION........................3

SIGNATURES.....................................................................4

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3. BANKRUPCTY OR RECEIVERSHIP

Not Applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.


ITEM 5.  OTHER EVENTS.

At a special meeting of the Board of Directors of Longbow Mining Corp., a Nevada corporation, on May 12, 2004, the Board unanimously approved the following actions:

a.   The name of the Company be changed to BonusAmerica Worldwide Corp.; and
b. The head office be changed to 834 S. Broadway, 5th Floor, Los Angeles, California 90014.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

Fred Tse resigned as President and CEO effective May 12, 2004. Michael Mak was appointed to the position of President and CEO and elected a Director on May 12, 2004. Mr. Carson Kwong was elected as a Director on May 12, 2004.

The biographical information for Mr. Michael Mak is as follows:

Michael Mak, President and Director, age 57, has been appointed to the board of directors in May 2004 and appointed president at the same time. An independent entrepreneur, Mr. Mak founded Stanford International Holding Corporation in 1999 & BonusAmerica Corporation in 2002. He ran eCommerce, a direct marketing firm from 1999 to present. Mr. Mak started his business career after high school at Berlin & Company (Hong Kong), a finance company in 1963 as a foreign exchange dealer. He was promoted to Manager five years later, and made Associate Partner in 1972. He managed the organization until 1985 when he immigrated to the USA. He subsequently founded and managed the following corporations:Triwell International Corporation 1985 to present, an importer & wholesaler of general merchandise; Unitex Trading Corporation 1987 to present, a designer & manufacturer of brand name leather goods and watches under the trade name "Charles-Hubert, Paris", wholesaling to department stores & specialties stores throughout North America; and Dingbats Inc. 1995 to present, a designer & importer of timepieces and licensed watches to Discount Stores. Mr. Mak is now committed full time to BonusAmerica Worldwide Corp.

The biographical information for Mr. Carson Kwong is as follows:

CARSON KWONG, Director, age 40, has been elected to the board of directors in May 2004. Mr. Kwong was educated in Hong Kong, receiving a Post-Secondary Diploma in 1983. He started his career with Wah Kwong Hon Trading Ltd. in 1983, when he left four years later, he was sales manager for the optical and eyewear company. He held management positions with Zeiss Optical Co. and Wing Hing Optical Co. Ltd. for the next four years. In 1991, he founded and served as Managing Director for Song Lam Industrial Ltd. where he developed his network of contacts and connections throughout China and Southeast Asia. He joined Stanford International Holdings in 1999 and was part of management of BonusAmerica. Mr. Kwong is stationed in Hong Kong and is committed full time to BonusAmerica Worldwide Corp. He manages the all the ongoing operations of the company in that region.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

          (a)  Financial Statements

               Not Applicable.

          (b)  Exhibits

               3.1  Amended Articles of Incorporation


ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.


ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.


ITEM 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
PLANS

Not Applicable.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          BONUSAMERICA WORLDWIDE CORP.
                       ----------------------------------
                                  (Registrant)


Dated: May 26, 2004


                                 /s/Michael Mak
                          ----------------------------
                             Michael Mak, President

                                   EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT
                          TO ARTICLES OF INCORPORATION

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(778) 884-8708
WEBSITE: SECRETARYOFSTATE.BIZ


                            CERTIFICATE OF AMENDMENT


Important:  Read attached instructions before completing form.


              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORORATION
                         FOR NEVADA PROFIT CORPORATIONS

         (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)


1.   Name of corporation: LONGBOW MINING CORP. (C2641-2002)

2. The articles have been amended as follows (provide article numbers, if available):

          ARTICLE  ONE.  [NAME]  The name of the  corporation  is:

          BONUSAMERICA WORLDWIDE CORP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
     13,851,360 shares (69.7%).

4.   Effective date of filing (optional):

5.   Officer Signature (required): /s/Ernest Cheung

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.